UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12


                           FIRST COLONIAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064
                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 2, 2002
                    -----------------------------------------

To the Shareholders of First Colonial Group, Inc.:

         The Annual Meeting of Shareholders of First Colonial Group, Inc. (the "Company") will be held on Thursday, May 2, 2002, at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, for the purpose of considering and acting upon the following:

         1. To elect two Class 4 directors to hold office for a term of four years and until their successors are duly elected and qualified, as more fully described in the accompanying Proxy Statement; and

         2. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record, as shown by the transfer books of the Company, at the close of business on March 15, 2002, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

         If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     By Order of the Board of Directors



                                     SCOTT V. FAINOR
                                     President and Chief Executive Officer
Nazareth, Pennsylvania
March 25, 2002

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064
                                 (610) 746-7300

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


         The accompanying proxy is solicited by the Board of Directors of First Colonial Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 2, 2002 at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to Company shareholders on or about March 25, 2002.

         The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or similar means by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's common stock, par value $5.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to beneficial owners.

         Only shareholders of record, as shown on the transfer books of the Company, at the close of business on March 15, 2002 ("Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 2,100,062 shares of Common Stock outstanding. All share and per share information in this Proxy Statement has been adjusted to reflect the 5% stock dividends paid in June 2001, June 2000 and June 1999.

         Sending in a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         Proxies in the accompanying form, properly executed and received in time for voting, and not revoked, will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of all nominees for directors hereinafter named.

         The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Except for certain restrictions (hereinafter summarized), each share of Common Stock is entitled to one vote on each matter which may be brought before the Annual Meeting except that, in the election of directors, shareholders are entitled to cumulate their votes. Cumulative voting entitles each shareholder to cast as many votes as is equal to the number of shares held by such shareholder multiplied by the number of directors to be elected; all such votes may be cast for one candidate or they may be distributed among the two candidates in the election. The persons named in the accompanying proxy may exercise cumulative voting rights in any manner they deem desirable to secure the election of as many as possible of the nominees named below. See "ELECTION OF DIRECTORS."

         The election of directors will be determined by a plurality vote and the two nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative votes of a majority of the votes cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         Article 7 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

         The restrictions of Article 7 do not apply to the shares of Common Stock held by the Company's banking subsidiary, Nazareth National Bank and Trust Company (the "Bank") for itself or as trustee of the Company's Employee Stock Ownership Plan or other trusts. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."

         The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 7 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

         In the event of a violation of Article 7 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 7 and the

Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market price of such shares.

         The foregoing is a brief summary of Article 7 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-K for 2001. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K".

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which the Company did not have notice of by December 6, 2001 are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior annual meeting of shareholders, if such approval does not amount to ratification of the action taken at the annual meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

         The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Annual Meeting which are not reflected in the attached Notice of the Annual Meeting. If any such matters are brought before the Annual Meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by
(1) each shareholder known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (2) all directors of the Company and the Bank, (3) all executive officers of the Company named in the Summary Compensation Table which follows and (4) all directors and executive officers of the Company and the Bank as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to his shares. The shareholdings set forth below reflect all stock dividends paid and stock splits effected by the Company through the Record Date, and are rounded to the nearest whole share.

                                                                     Amount of Common
                                                                           Stock
                                                                       Beneficially          Percent of
                                  Name                                   Owned (a)            Class (a)
------------------------------------------------------------------   ------------------      ------------
Employee Stock Ownership Plan ("ESOP") Trust
Nazareth National Bank and Trust Company, Trustee
76 South Main Street, Nazareth, PA 18064 (b)                                   316,346              15.1
S. Eric Beattie (c)                                                             36,721               1.7
Tomas J. Bamberger (d)                                                           7,357                 *
Robert J. Bergren (e)                                                            6,146                 *
Scott V. Fainor                                                                 10,000                 *
Reid L. Heeren (f)                                                              26,364               1.3
Christian F. Martin, IV (g)                                                     18,334                 *
Robert M. McGovern (h)                                                           2,465                 *
Gordon B. Mowrer (i)                                                             5,470                 *
Daniel B. Mulholland (j)                                                         4,267                 *
Charles J. Peischl (k)                                                           1,826                 *
John H. Ruhle, Jr. (l)                                                           4,003                 *
Richard Stevens, III (m)                                                         3,776                 *
Maria Zumas Thulin (n)                                                           4,296                 *
All Directors and Executive Officers as a group (16 persons) (o)               143,768               6.7
--------------------
*        Less than 1%.

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 255,351 allocated and 60,995 unallocated shares. Participants in the ESOP have "pass-through" voting rights and are entitled to direct the vote on all shares allocated to their accounts as of the Record Date. Unallocated shares, as well as allocated shares for which no voting directions are received, are voted by the plan administrators, who are appointed by the Board of Directors and who have sole investment power with respect to all shares held in the plan. Does not include shares held by the Bank in various other trusts for which the Bank, in its capacity as trustee, has or shares voting or investment power. As of the Record Date, the Bank had or shared voting or investment power with respect to 182,849 shares held in trust for the Company's Dividend Reinvestment and Stock Purchase Plan, 19,714 shares held in trust for the Company's Optional Deferred Salary Plan and 231,449 shares held in various other trust accounts.

(c) Includes 18,383 shares allocated to his account under the ESOP and 4,863 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans. Also includes 193 shares held by his daughter and 386 shares held by Mr. Beattie in custody for his two sons.

(d) Includes 1,884 shares allocated to his account under the ESOP and 4,303 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans.

(e) Includes 2,463 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(f) Includes 12,758 shares allocated to his account under the ESOP, 7,950 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans and 422 shares owned by his spouse.

(g) Includes 703 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(h) Includes 823 shares allocated to his account under the ESOP, 656 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plans and 600 shares held in an Individual Retirement Account ("IRA").

(i) Includes 2,463 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(j) Includes 871 shares owned by his spouse in custody for his son, 637 shares owned jointly with his spouse, 381 shares owned by his spouse and 2,111 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(k) Includes 1,407 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(l) Includes 703 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(m) Includes 2,463 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.


                                       5

(n) Includes 89 shares owned by her spouse, 1,657 shares owned jointly with her spouse, and 2,111 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(o) Includes an aggregate of 23,027 shares issuable upon the exercise of options granted to executive officers pursuant to the Company's stock option plans, an aggregate of 14,424 shares issuable upon the exercise of options granted to directors pursuant to the Company's stock option plans and 40,479 shares allocated under the ESOP to the accounts of all executive officers of the Company and the Bank, as a group.



                              ELECTION OF DIRECTORS

         As permitted under Pennsylvania law, the Bylaws of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into four classes, with members of each class serving four-year terms. The Company's Bylaws further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of nine members.

         At the Annual Meeting, the shareholders will elect two Class 4 directors to serve for a term of four years and until their successors are elected and qualified. As described above, shareholders are entitled to cumulative voting rights in the election of directors.

         The following table sets forth information, as of the Record Date, concerning the Company's directors and nominees for election to the Board of Directors. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of any nominee to serve, for the election of such other persons as the management of the Company may recommend in the place of such nominee to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

         The director nominees named below were nominated by the Board of Directors and currently serve as directors. In addition, all of the directors and director nominees named below also serve on the Board of Directors of the Bank.

       Name/Age                      Principal Occupation or                                     Term of
  as of Record Date              Employment for Past Five Years             Director Since   Office Expires
-------------------------------------------------------------------------------------------------------------
                                             Director Nominees
Gordon B. Mowrer       Pastor, Advent Moravian Church, Bethlehem,                1989             2002
66 (1) (2)             Pennsylvania; former President,
                       Hampson-Mowrer-Kreitz Insurance Agency, Inc.
                       (insurance sales)

Maria Zumas Thulin     Executive Vice President, Arcadia Development             1994             2002
48                     Corporation (real estate development and
                       management), Bethlehem, Pennsylvania since 1989


                                                   6

       Name/Age                      Principal Occupation or                                     Term of
  as of Record Date              Employment for Past Five Years             Director Since   Office Expires
-------------------------------------------------------------------------------------------------------------
                                            Continuing Directors

Scott V. Fainor        President and Chief Executive Officer of the              2002             2004
40 (1)                 Company and the Bank since January 2002; Executive
                       Vice President, First Union, 2001 and President of
                       Lehigh Valley/ Northeastern Pennsylvania region,
                       First Union, from 1997 to December 2000

Robert J. Bergren      Retired; former Vice President Administration, SI         1983             2003
76 (1) (2) (3)         Handling Systems, Inc. (manufacturer of materials
                       handling equipment), Easton, Pennsylvania

Christian F. Martin,   Chairman and Chief Executive Officer, C. F. Martin        1999             2004
IV                     & Co., Inc. (manufacturer of guitars), Nazareth,
45                     Pennsylvania since 1975

Daniel B. Mulholland   Consultant; Former President, Mallinckrodt Baker,         1994             2005
49 (1) (2)             Inc. (chemical manufacturing), Phillipsburg, New
                       Jersey since 1974

Charles J. Peischl     Attorney, Peters, Moritz, Peischl, Zulick & Landes        1996             2005
57

John H. Ruhle, Jr.     President and Chairman, Reeb Millwork Corporation         1999             2004
54 (3)                 (wholesale distributor of windows, doors and
                       affiliated building products for residential
                       market), Bethlehem, Pennsylvania since 1979

Richard Stevens, III   Chairman of the Board of the Company and the Bank         1989             2003
69 (1) (2) (3)         since January 1999 Retired; former Division
                       Manager (Marketing) for Computer Aid, Inc.

--------------------------------

(1)      Member of the Executive Committee.
(2)      Member of the Compensation Committee.
(3)      Member of the Audit Committee.

         There are no other nominees for director known to the Company at this time.

         Under the Company's Bylaws, shareholders have the right to nominate directors in accordance with the procedures specified therein. Nominations for directors made by shareholders for the 2003 Annual Meeting of Shareholders must be submitted by November 25, 2002 and must contain certain information required by the Bylaws. All late or non-conforming nominations may be rejected. In addition, at any time prior to the election of directors at a meeting of shareholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated in accordance with the Bylaws and who, for any reason, becomes unavailable for election as a director.

Board of Directors, Committees and Attendance at Meetings

         The Board of Directors of the Company held 19 meetings during the fiscal year ended December 31, 2001. The Executive Committee, which held nine meetings during the fiscal year, makes recommendations to the Board of Directors with respect to executive compensation and the Company's stock option plans (among other matters). The Board has a Compensation Committee which makes decisions concerning executive compensation and stock options and which administers the Company's stock option plans. The Compensation Committee met twice during the fiscal year ended December 31, 2001. The report of the Compensation Committee begins on page 10 of this proxy statement. The Board has an Audit Committee, which meets at varying intervals. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal control followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee held seven meetings during the fiscal year ended December 31, 2001. The report of the Audit Committee begins on page 8 of this proxy statement. The Board does not have a nominating committee. During the fiscal year ended December 31, 2001, all directors of the Company attended at least 75% of the total number of meetings of the Board of Directors of the Company and of all committees of which they were members.

Audit Committee Report

         The members of the Audit Committee of the Board of Directors during 2001 were Robert J. Bergren, John H. Ruhle, Jr. and Richard Stevens, III. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. In 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, Grant Thornton LLP, regarding the matters required by the Statement on Auditing Standards No. 61, "Independence Discussion with Audit Committees." As required by Independence Standards Board Standard No. 1, the Audit Committee has discussed with and received the required written disclosures and confirming letter from Grant Thornton LLP regarding its independence and discussed with Grant Thornton LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                               The Audit Committee

Robert J. Bergren               John H. Ruhle, Jr.       Richard Stevens, III

Compensation of Directors

         Directors of the Company and the Bank are compensated at the rate of $300 per Board meeting attended, $160 per committee meeting attended and $1,000 as a quarterly retainer fee. Each director has the option to defer some or all of the annual directors' fees pursuant to the Deferred Compensation Plan for Directors (the "Directors' Plan"). Any such deferred amount will be deemed invested in an account paying interest equal to rates paid by the Bank on individual retirement accounts. The director may elect the form and timing of the benefits payable under the Directors' Plan, but, in general, such benefits will be payable commencing at age 65. Benefits to a director under the Directors' Plan are generally made in installments over a 15 year period. If a director electing installments dies prior to receiving such director's full benefits under the Directors' Plan, the remaining benefits will be made to the named beneficiary. Upon establishment to the satisfaction of the Board of Directors of the existence of a personal financial hardship, a director may obtain an immediate distribution of some or all of such director's benefits under the Directors' Plan.

         Directors of the Company who are not employees of the Company or the Bank are eligible to receive grants of options to purchase shares of Common Stock pursuant to the 2001 Stock Option Plan. On June 21, 2001, each of the non-employee directors were granted options to purchase 2,100 shares of the Company's Common Stock at an exercise price of $16.59 per share. On July 25, 2001, Charles J. Peischl was granted options to purchase 1,407 shares of the Company's Common Stock at an exercise price of $15.10 per share. The exercise prices were the fair market value of the common stock on the date of grant. See "EXECUTIVE COMPENSATION -- Stock Option Plans."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

Compensation Committee Report

         The Compensation Committee of the Board of Directors is composed of directors who are not employees of the Company or the Bank, and is responsible for developing and making recommendations to the Board with respect to Company executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The members of the Compensation Committee of the Board of Directors during 2001 were Robert J. Bergren, Gordon B. Mowrer, Daniel B. Mulholland, and Richard Stevens, III.

         The policies of the Company's executive compensation program are to:

         o Provide compensation that will attract and retain superior executive talent;

         o Support the achievement of the goals contained in the Company's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and

         o Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

         The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than competitive levels based on surveys that are reviewed by the Compensation Committee.

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, the executive benefit program consisting of medical reimbursement, salary continuation and supplemental retirement income, long term incentive compensation in the form of stock options, and various benefits generally available to employees of the Company, including group medical and life insurance coverage and participation in the ESOP and 401(k) plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

Base Salary

         Base salary levels for the Company's executive officers are set competitively relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of the Company.

Annual Incentive Compensation

         Annual incentive compensation is awarded to executive officers and key managers in the form of cash bonuses. The purpose of such cash bonuses is to provide a direct financial incentive to the executives to achieve the annual goals of the Company as set forth in the beginning of the year in the annual plan. In 2001, the following measures were taken into consideration by the Compensation Committee in evaluating the payment of bonuses:

         o        Return on equity
         o        Return on average assets
         o        Change in net income compared to the prior fiscal year
         o        Individual performance

         If the Compensation Committee determines the Company has not achieved its objectives, no bonuses will be awarded.

Stock Options

         The Compensation Committee uses the 2001 Stock Option Plan, the 1996 Employee Stock Option Plan and the 1986 Stock Option Plan (collectively the "Plans") as the Company's long-term incentive plan for executive officers and key managers. Pursuant to the 2001 Stock Option Plan, no new options may be issued under the 1996 Employee Stock Option Plan after February 15, 2001. No new options have been granted under the 1986 Stock Option Plan since 1996. The objectives of the Plans are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in the Company. The Plans authorize the Compensation Committee to award stock options to officers, key employees and important consultants. In general, under the Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (although the Compensation Committee has the authority to grant Non-Qualified Options under the 1996 Employee Stock Option Plan at an exercise price less than the fair market value on the date of grant) and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plans) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys. In 2001, stock options for an aggregate of 15,225 shares were awarded under the 2001 and 1996 Stock Option Plans to six executive officers at an exercise price of $16.59 per share.

Determination of Compensation of Chief Executive Officer

         During 2001 Mr. Beattie was President and Chief Executive Officer of First Colonial Group, Inc. and Nazareth National Bank and Trust Company. The Compensation Committee reviewed base salaries of chief executive officers of peer group companies in determining Mr. Beattie's base compensation. The committee reviewed Mr. Beattie's performance with respect to corporate goals and objectives such as return on equity, return on assets and earnings per share and his leadership and overall impact on the growth of the Company. Other objective criteria such as community leadership and industry involvement were used in determining his compensation.

         In January 2001, the Compensation Committee set Mr. Beattie's annual salary rate at $186,943 effective with the second pay period of January 2001. Mr. Beattie' s salary in 2000 was $182,943. On January 19, 2001, Mr. Beattie was awarded stock options under the 1996 Stock Option Plan for 3,150 shares at an exercise price of $16.59 per share. In January 2002, Mr. Beattie was paid a bonus of $11,207 for 2001.

         On December 31, 2001, Mr. Beattie retired as President and Chief Executive Officer of the Company and the Bank. In January 2002, Scott V. Fainor became President and Chief Executive Officer of the Company and the Bank

Policy with Respect to Section 162(m) of the Internal Revenue Code

         Generally, Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder (collectively, "Section 162(m)"), deny a deduction to any publicly held company, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The Compensation Committee has considered the impact of Section 162(m) and, based on current compensation levels of the executive officers of the Company, believes that it will not have a material adverse effect on the Company in 2002.

                           The Compensation Committee

Robert J. Bergren  Gordon B. Mowrer  Daniel B. Mulholland   Richard Stevens, III

Summary Compensation Table

         The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 2001, 2000 and 1999 to (1) the Chief Executive Officer of the Company and the Bank and (2) each executive officer of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2001.

                                                   Summary Compensation Table


                                                Annual Compensation                Long Term
                                                                                 Compensation
                                        -------------------------------------   ----------------
                                Fiscal                             Other          Securities       All Other
   Name and Principal Position   Year     Salary      Bonus        Annual         Underlying     Compensation
                                                                Compensation        Options
  ------------------------------------------------- ----------  -------------   ---------------- --------------
  S. Eric Beattie, President,    2001    $ 186,852    $11,207       $ 11,620(1)      3,150             $50,963(2)
  Chief Executive Officer and    2000    $ 182,705      $  --       $ 11,460          --               $34,354
  Director of the Company and    1999    $ 176,748      $  --       $ 10,720          --               $21,789
  Bank

  Tomas J. Bamberger,            2001    $ 136,248    $ 8,171          $  --         2,625             $87,353(3)
  Executive Vice President,      2000    $ 131,580      $  --          $  --          --               $88,175
  Senior Loan Officer of the     1999    $ 127,200      $  --          $  --          --               $83,893
  Bank

  Reid L. Heeren, Executive      2001    $ 126,787    $ 7,603          $  --         2,625             $31,991(4)
  Vice President, Chief          2000    $ 120,234      $  --          $  --          --               $24,099
  Financial Officer of the       1999    $ 116,148      $  --          $  --          --               $19,683
  Bank, Vice President and
  Treasurer of the Company

  Robert M. McGovern,            2001    $ 107,544    $ 7,796          $  --         2,625             $ 7,517(6)
  Executive Vice President,      2000    $ 103,365    $ 5,909(5)       $  --          --               $ 7,846
  Senior Trust Officer of the    1999     $ 88,462      $  --          $  --                            $  100
  Bank

-------------------------------

(1)      Represents director fees.

(2) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $8,319, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $4,250, the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $3,866, the funding expense pursuant to the Company's Supplemental Retirement Income Program of $33,626 and reimbursement pursuant to the Company's Medical Reimbursement Program of $902.

(3) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $6,685, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $3,281, the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $29,364, the funding expense pursuant to the Company's Supplemental Retirement Income Program of $47,663 and reimbursement


                                       13

         pursuant to the Company's Medical Reimbursement Program of $360.

(4) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $6,278, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $3,168, the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $8,239, the funding expense pursuant to the Company's Supplemental Retirement Income Program of $12,806 and reimbursement pursuant to the Company's Medical Reimbursement Program of $1,500.

(5)      Represents a signing bonus paid upon hiring.

(6) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $5,329 and the Company's matching contribution to his account under the Optional Deferred Salary Plan of $2,188.



       Aggregated Option Exercises in 2001 and 2001 Year-End Option Values

         The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at December 31, 2001 held by the executive officers of the Company named in the Summary Compensation Table.

                                                           Number of Securities
                                                          Underlying Unexercised       Value of Unexercised
                              Shares                            Options at            In-the-Money Options at
                            Acquired on      Value          December 31, 2001          December 31, 2001(2)
            Name             Exercise     Realized(1)   Exercisable/Unexercisable    Exercisable/Unexercisable
  --------------------------------------------------------------------------------------------------------------
  S. Eric Beattie              2,681        $30,298             12,876/---                  $ 33,613/$--
  Tomas J. Bamberger            --            --               2,735/3,537                 $-- /$15,383
  Reid L. Heeren               2,011        $22,726            6,382/3,537                 $ 727/$15,383
  Robert M. McGovern            --            --                --/2,625                    $--/$15,383
--------------------------

(1) Represents the difference between the last sale price of the Common Stock on the date of exercise, as reported on the Nasdaq National Market, and the exercise price per share of the options exercised multiplied by the number of options exercised.

(2) Represents the difference between $22.45, the last sale price of the Common Stock on December 31, 2001, as reported on the Nasdaq National Market, and the exercise price per share of in-the-money options multiplied by the number of exercisable and unexercisable options held, respectively.

                        Option Grants In Last Fiscal Year

         The following table sets forth information regarding options to purchase shares of Common Stock granted to the executive officers of the Company named in the Summary Compensation Table. The Company's stock option plans do not provide for the grant of stock appreciation rights.

                                                                                            Potential Realized
                                                                                             Value at Assumed
                                                                                              Annual Rate of
                                                                                               Stock Price
                                                                                             Appreciation for
                                    Individual Grants                                         Option Term(2)
  --------------------------------------------------------------------------------------------------------------
                                        Number of      % of Total
                                        Securities    Options/SARs   Exercise
                                        Underlying     Granted to     or Base
                                       Options/SARs   Employees in     Price    Expiration
                Name                  Granted (#)(1)  Fiscal Year     ($/sh)       Date      5% ($)    10% ($)
  --------------------------------------------------------------------------------------------------------------
S. Eric Beattie, President, Chief
Executive Officer and Director of         3,150           7.1%        $16.59    1-19-2010   $32,865   $83,287
the Company and the Bank

Tomas J. Bamberger, Executive Vice
President, Senior Loan Officer of         2,625           6.0%        $16.59    1-19-2010   $27,388   $69,406
the Bank

Reid L. Heeren, Executive Vice
President and Chief Financial             2,625           6.0%        $16.59    1-19-2010   $27,388   $69,406
Officer of the Bank and Vice
President and Treasurer of the
Company

Robert M. McGovern, Executive Vice
President, Senior Trust Officer of        2,625           6.0%        $16.59    1-19-2010   $27,388   $69,406
the Bank

-----------------

(1)    Options have a term of 10 years and vest over 4 years.
(2) Shows the difference between the market value of the Common Stock for which the option may be exercised less the exercise price of the option assuming that the market price of the Common Stock appreciates in value from the date of the grant to the end of the option term at annualized rates of 5% and 10%, respectively. The rates of appreciation used in this table are prescribed by the regulations if the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the Common Stock.

Stock Option Plans

         The Company maintains the following stock option plans, sometimes referred to as the Plans:

         o        the 2001 Stock Option Plan, also referred to as the 2001 Plan;
         o the 1996 Employee Stock Option Plan, also referred to as the 1996 Plan;
         o the 1994 Stock Option Plan for Non-Employee Directors, also referred to as the Director Plan; and
         o        the 1986 Stock Option Plan, also referred to as 1986 Plan.

         The 2001 Plan replaced the 1996 Plan and the Director Plan and new options will be granted only under the 2001 Plan. Options outstanding under the 1996 Plan, the Director Plan and the 1986 Plan will continue in effect in accordance with the terms of the Plans pursuant to which they were issued.

         All officers, key employees, directors and important consultants of the Company or any current or future parent or subsidiary corporation are eligible to receive options under the 2001 Plan. Under the 1996 Plan and the 1986 Plan, officers and key employees were eligible to receive options. Only non-employee directors were eligible to receive options under the Director Plan. The purpose of the Plans is to provide additional incentive to participants in the Plans by encouraging them to invest in the Company's common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. Pursuant to the Plans, stock options may be granted which are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), as well as stock options not intended to so qualify; however, directors and consultants are only eligible to receive non-qualified options.

         A total of 315,000 shares of the Company's common stock may be issued upon the exercise of options granted under the 2001 Plan. As of March 15, 2002, options to purchase 83,262 shares were outstanding under the 1996 Plan, options to purchase 18,292 shares were outstanding under the Director Plan and no options to purchase shares were outstanding under the 1986 Plan.

         The Plans are administered by the Compensation Committee appointed by the Company's Board of Directors, except that the Director Plan is administered by the Board of Directors. Subject to the provisions of the Plans, the Committee determines, among other things, which individuals will be granted options under the Plans, whether options granted will be incentive options or non-qualified options, the number of shares subject to an option, the time at which an option is granted, the rate of option exercisability, the duration of an option and the exercise price of an option. Under the Director Plan, each non-employee director of the Company was entitled to an automatic grant of options to purchase 1,407 shares every five years provided that they continued to be a non-employee director of the Company on such date.

         The exercise price for options granted under the Plans must be equal to at least 100% of the fair market value of the Company's common stock as of the date of the grant of the option, except that the option price for non-qualified stock options issued under the 1996 Plan, in the sole discretion of the Committee, could have been issued for less than the fair market value of the Company's common stock on the date of the grant. Options are exercisable according to a vesting schedule established at the time of grant and become immediately exercisable upon a change in control of the Company. Payment of the option price on exercise of options may be made in cash, certificates representing shares of common stock of the Company or a combination of both. Options generally expire ten years after the date of grant unless terminated earlier as a result of the participant's death, disability or termination of employment.

Agreements with Executive Officers

         Mr. Beattie retired as president, chief executive officer and an employee of the Company and the Bank on December 31, 2001. In connection with his retirement, the Bank and Mr. Beattie entered into a retirement agreement. Under the retirement agreement, the Bank will pay Mr. Beattie the severance payments and other benefits he was entitled to under his severance agreement with the Bank. Under the severance agreement, Mr. Beattie will be paid severance for a period of 18 months at an annual rate of $186, 943. These payments will not be reduced by any amounts Mr. Beattie earns from subsequent employment. Under the retirement agreement, all options held by Mr. Beattie became exercisable as of December 31, 2001. Mr. Beattie also will be entitled to certain benefits, to the extent permitted by the relevant plans, and reimbursement for employment related expenses.

         The Bank has entered into Severance Agreements with Tomas J. Bamberger, Reid L. Heeren, Robert M. McGovern and certain of the other executive officers of the Company. In the event that any of these executive officers are entitled to severance payments, the executive officer will be paid annual compensation for one year following the Termination Date at a rate equal to 100% of his base annual salary on the Termination Date, exclusive of cash bonuses and payments under the Bank's bonus plan. The severance payments will be reduced by any income related to employment the executive officer earns during the one year period following the Termination Date. Such executive officers also will be entitled to certain benefits and reimbursement for reasonable expenses related to the search for new employment and relocation.

Executive Benefit Program

         In 1985, the Bank established an Executive Benefit Program (the "Program") for certain of its officers. Currently, seven officers of the Bank are eligible to participate in the Program. Any non-current obligation of the Bank under the Program constitutes an unfunded general obligation of the Bank. The Program is administered by the Executive Committee of the Board of the Bank and provides participants with the following benefits:

         (1) Medical Reimbursement Program. Subject to a maximum, the Bank reimburses participants in the Program for medical or dental expenses which they or their dependents incur and which are not otherwise covered by an existing medical insurance plan or other reimbursement arrangement.

         (2) Salary Continuation Program. If a participant in the Program dies while in the employ of the Bank, his designated beneficiary is entitled to receive 70% of his base-year salary (as defined in the Program) for one year after his death and thereafter 35% of his base-year salary until the earlier to occur of the 10th anniversary of his death or the date on which the participant would have attained age 65.

         (3) Supplemental Retirement Income Program. If a participant in the Program is continuously employed by the Bank through retirement on or after age 65, the participant will be entitled to a "target benefit" equal to a specified percentage of the participant's average annual compensation during the five years immediately prior to his retirement. The "target benefit" amount is to be provided with reference to the participant's benefits under (a) the Salary Plan (to the extent of the Bank's contribution only, and excluding employee deferral amounts or voluntary contributions); (b) the ESOP (including amounts transferred to the Program as a result of the termination of the Bank's Defined Benefit Pension Plan); and (c) each participant's Social Security benefits (to the extent of the participant's primary insurance amount). If amounts payable to the participant from those three sources are insufficient to fund the "target benefit", the Bank is obligated to provide the shortfall in an annual supplemental benefit. Each participant is entitled to terminate before reaching age 65 and receive the "target benefit" computed as above (with certain modifications and assumptions), reduced by a factor to reflect the participant's earlier separation from service. However, if the participant's earlier separation from service is due to dishonesty, collaboration with a competitor, fraud or similar cause, the participant will forfeit all benefits under the Supplemental Retirement Income Program. In general, no separate death benefit is payable under the Program, except with respect to a participant who dies in the active employment of the Bank after attaining age 65. Benefits under the Program will be paid in equal monthly installments during the participant's lifetime, unless an annuity form of payment is selected.

Stock Performance Graph

         The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Bank Index and the Nasdaq Composite Index, assuming an investment of $100 in each on December 31, 1996 and the reinvestment of dividends.


                          TOTAL RETURN TO STOCKHOLDERS
                     (Assumes $100 investment on 12/31/96)

                                 [CHART OMITTED]


--------------------------------------------------------------------------------------------------------------------
Total Return Analysis
                                12/31/96       12/31/97      12/31/98      12/31/99       12/29/00      12/31/01
--------------------------------------------------------------------------------------------------------------------
First Colonial Group             $ 100.00      $ 173.98       $ 153.43      $ 98.62        $ 84.68       $ 154.41
--------------------------------------------------------------------------------------------------------------------
Nasdaq Bank Index                $ 100.00      $ 167.44       $ 166.09      $ 156.46      $ 184.14       $ 202.70
--------------------------------------------------------------------------------------------------------------------
Nasdaq Composite                 $ 100.00      $ 122.14       $ 171.23      $ 318.71      $ 193.85       $ 153.04
--------------------------------------------------------------------------------------------------------------------
Source:  Carl Thompson Associates www.ctaonline.com (800) 959-9677.  Data from BRIDGE Information Systems, Inc.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 2001, the Company's Dividend Reinvestment and Stock Purchase Plan purchased 20,426 shares of Common Stock from the Company at an average purchase price of $16.04 per share.

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with many of its directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company and the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee during 2001 were Robert J. Bergren, Gordon B. Mowrer, Daniel B. Mulholland and Richard Stevens, III.

         No person who served as a member of the Compensation Committee during 2001 was a current or former officer or employee of the Company or the Bank or engaged in certain transactions with the Company or the Bank required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during 2001, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

                              SHAREHOLDER PROPOSALS

         Under the Company's Bylaws, as amended, shareholder proposals with respect to the 2003 annual meeting of shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of the Company not later than November 25, 2002. Any such proposals must be in writing and sent either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid to First Colonial Group, Inc, 76 South Main Street, Nazareth, Pennsylvania 18064. Each nomination or proposal must include the information required by the Bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting.

         Shareholder proposals for the 2003 annual meeting of shareholders must be submitted to the Company by November 25, 2002 to receive consideration for inclusion in the Company's Proxy Statement relating to the 2003 annual meeting of shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the Bylaws.

         In addition, shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2003 annual meeting of shareholders is November 25, 2002. As to all such matters which the Company does not have notice on or prior to November 25, 2002, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2003 annual meeting of shareholders to vote on such proposal.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountant for the fiscal year ended December 31, 2001 was the firm of Grant Thornton LLP, Philadelphia, Pennsylvania. Based upon the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP to be the Company's independent auditor for 2002. The selection of the Company's independent auditor is not being submitted to shareholders because there is no legal requirement to do so.

         A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he so desires.

Audit Fees

         The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $67,000.

Financial Information Systems Design and Implementation

         The aggregate fees billed by Grant Thornton LLP for professional services related to taxes for the fiscal year ended December 31, 2001 totaled $15,860. The aggregate fees billed by Grant Thornton LLP for professional services related to design and implementation of an internal control measurement system for the fiscal year ended December 31, 2001 totaled $27,000.

All Other Fees

         The aggregate fees billed for services rendered by Grant Thornton LLP, other than for services covered by the preceding two paragraphs, totaled $10,300 for the fiscal year ended December 31, 2001.

         The Audit Committee has considered and determined that the services provided by Grant Thornton LLP in addition to those services provided in exchange for audit fees, as discussed above, are compatible with Grant Thornton LLP maintaining its independence.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for the year ended December 31, 2001.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFORE TO FIRST COLONIAL GROUP, INC., 76 SOUTH MAIN STREET, NAZARETH, PENNSYLVANIA 18064, ATTENTION: REID L. HEEREN, VICE PRESIDENT.


                                        By Order of the Board of Directors



                                        SCOTT V. FAINOR
                                        President and Chief Executive Officer

  [ x ] PLEASE MARK VOTES               REVOCABLE PROXY
        AS IN THIS EXAMPLE          FIRST COLONIAL GROUP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 2, 2002
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           FIRST COLONIAL GROUP, INC.

     The undersigned  hereby  constitutes and appoints James P. Vitale and Maria
A. Keller, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Shareholders of First Colonial Group, Inc. (the "Company") to be held on the 2nd day of May, 2002, and at any postponement or adjournment thereof, and to vote all of the shares of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

                                                       With-    For All
1. To elect two Class 4 directors, Gordon       For    hold     Except
B. Mowrer and Maria Zumas Thulin, to            [ ]     [ ]       [ ]
hold office for a term of four years and until their successors are duly elected and qualified, as more fully described in the accompanying Proxy Statement:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_________________________________________________

2. To transact such other business as may properly come before the Annual
Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS INTEND TO VOTE FOR THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 1.

     BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. THIS PROXY CONFERS DISCRETIONARY AUTHORITY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

     The undersigned hereby acknowledges receipt of the Company's 2001 Annual Report to Shareholders, Notice of the Company's 2002 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

     It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.


Please be sure to sign and date             _________________________
  this Proxy in the box below.              | Date                   |
____________________________________________|                        |
|                                                                    |
|                                                                    |
|                                                                    |
____Stockholder sign above__________ Co-holder (if any) sign above___
.. Date



--------------------------------------------------------------------------------

  * Detach above card, sign, date and mail in postage paid envelope provided. *

                           FIRST COLONIAL GROUP, INC.


--------------------------------------------------------------------------------
|         PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE        |
|                        ENCLOSED POSTAGE PAID ENVELOPE                        |
--------------------------------------------------------------------------------



IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------------------------------

----------------------------------------------------

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